Exhibit 10.37

WEST CORPORATION

2013 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE OF THIS PLAN

The purpose of this West Corporation 2013 Employee Stock Purchase Plan (the “Plan”) is to provide employees an opportunity to purchase shares of the Common Stock, par value $.001 per share (the “Common Shares”), of West Corporation (the “Corporation”), through annual offerings commencing August 1, 2013. It is the intention of the Corporation to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II

ADMINISTRATION

This Plan shall be administered by the Compensation Committee or such other committee that may be appointed by the Board of Directors from members of senior management (each, the “Committee”). The Committee shall have authority to make rules and regulations for the administration of this Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. Unless prohibited by law, the Committee may, at its discretion, decrease (but not increase) the limitations set forth in Article IX hereof.

ARTICLE III

ELIGIBILITY

Except as provided below, all employees of the Corporation and its subsidiaries, other than subsidiaries that the Committee has excluded from participation, shall be eligible to participate in this Plan; provided, however, that each of such employees must have completed at least 20 hours of service per week for a one-year period. For purposes of this Plan, eligibility shall be treated as continuing intact while the individual is on sick leave or other paid leave of absence approved by the Company or the participating subsidiary, to the extent permitted under Section 423 of the Code. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

ARTICLE IV

OFFERINGS

This Plan shall be implemented by consecutive offering periods until the termination of this Plan in accordance with Article XXV of this Plan. Each offering period shall be 12 months in duration, during which (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee’s participation in the offering as is based on compensation; provided, however, the first offering period shall commence on the first trading day on or after August 1, 2013 and ending on or prior to July 31, 2014.

ARTICLE V

PARTICIPATION

An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the administrator of the Plan in accordance with procedures established by the Corporation. The form will authorize a regular payroll deduction from the employee’s compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.

ARTICLE VI

PAYROLL DEDUCTION ACCOUNTS

The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any offering made under this Plan, an employee may authorize a payroll deduction of a whole percentage (subject to the limitations set forth in Section 9.01) of the compensation the employee receives on each payday during the offering period (or during such portion thereof in which the employee may elect to participate). Payroll deduction authorizations shall become effective as soon as administratively practicable after the date such authorization is received by the Corporation. All payroll deductions made for a participant shall be credited to his account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

At the time the option is exercised, in whole or in part, or at the time some or all of the Common Shares issued under the Plan are disposed of, the participant must make adequate provisions for the Corporation’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Shares. At any time, the Corporation may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Corporation to meet applicable withholding obligations, including any withholding required to make available to the Corporation any tax deductions or benefits attributable to sale or early disposition of Common Shares by the employee.

ARTICLE VII

DEDUCTION CHANGES

An employee may increase or decrease the employee’s payroll deduction by filing a new payroll deduction authorization at any time during an offering period. The change shall become effective as soon as administratively practicable after receipt of the new authorization.

ARTICLE VIII

PURCHASE OF SHARES

SECTION 8.01 GRANT OF OPTION

Each employee participating in any offering under this Plan shall be granted an option, upon the effective date of such offering, for as many full Common Shares as the participating employee may elect to purchase with the payroll deductions credited to the employees account during the specified offering period (or during such portion thereof as the employee may elect to participate).

SECTION 8.02 PURCHASE PRICE

The purchase price for each share purchased shall mean an amount equal to 100% of the Fair Market Value of a Common Share on the date of grant. As of the last day of the last pay period during any offering, the account of each participating employee shall be totaled, and, unless the participating employee has withdrawn as provided in Article XIV hereof, the employee shall be deemed to have exercised an option to purchase one or more full Common Shares at the then-applicable price; the employee’s account shall be charged for the amount of the purchase; and ownership of such Common Shares shall be appropriately evidenced on the books of the Corporation. A participating employee may not purchase a Common Share under any offering period beyond 12 months from the effective date thereof. If at the end of the offering period the Fair Market Value of a Common Share is less than 100% of the Fair Market Value of a Common Share at the date of grant, then such option shall not be deemed exercised. Any balance remaining in an employee’s payroll deduction account at the end of such offering period shall be paid to the employee promptly after the expiration of the offering.

ARTICLE IX

PLAN LIMITATIONS

SECTION 9.01 PAYROLL DEDUCTION LIMITATIONS

An employee may authorize a payroll deduction of up to 10% of all cash compensation received during the offering period (or during such portion thereof in which the employee elects to participate).

SECTION 9.02 LIMITATION ON NUMBER OF SHARES

Notwithstanding any provision in the Plan to the contrary, (i) in no event shall the number of shares purchased by an employee during an offering period exceed 1,000 shares and (ii) no employee may be granted an option that permits such employee to purchase Common Shares under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, at a rate that exceeds $25,000 of the Fair Market Value of such shares (determined at the date such option is granted) for each calendar year in which any option granted to such employee is outstanding at any time.

ARTICLE X

EMPLOYEE ACCOUNTS AND CERTIFICATES

Upon purchase of one or more full shares by a Plan participant pursuant to Article VIII hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Unless otherwise determined by the Committee, certificates shall be issued only when necessary to comply with transaction requirements outside the United States.

ARTICLE XI

REGISTRATION OF SHARES

Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee’s payroll deduction authorization form, the employee may designate a beneficiary pursuant to Article XVII.

ARTICLE XII

DEFINITIONS

SECTION 12.01 BOARD

The term “Board” means the Board of Directors of the Corporation.

SECTION 12.02 CODE

The term “Code” means the Internal Revenue Code of 1986, as amended.

SECTION 12.03 EXCHANGE ACT

The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

SECTION 12.04 FAIR MARKET VALUE

The term “Fair Market Value” means, as of any date, means the closing transaction price of a Common Share as reported on Nasdaq Stock Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) on the date as of which such value is being determined or, if the Common Shares are not listed on NASDAQ, the closing transaction price of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

SECTION 12.05 RESERVES

The term “Reserves” means the number of Common Shares covered by each option under this Plan which have not yet been exercised and the number of Common Shares which have been authorized for issuance under this Plan but not yet placed under option.

SECTION 12.06 SUBSIDIARY

The term “subsidiary” means a subsidiary of the Corporation within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder.

SECTION 12.07 TRADING DAY

The term “Trading Day” means a day on which the Common Shares (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

ARTICLE XIII

RIGHTS AS A STOCKHOLDER

None of the rights or privileges of a stockholder of the Corporation shall exist with respect to Common Shares purchased under this Plan unless and until such Common Shares shall have been appropriately evidenced on the books of the Corporation.

ARTICLE XIV

WITHDRAWAL; TERMINATION OF EMPLOYMENT

A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under this Plan at any time prior to the last business day of an offering period by giving written notice to the Corporation in the manner prescribed by the Plan administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant as soon as administratively practicable after receipt of notice of withdrawal and such participant’s option for the offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period. If a participant withdraws from this Plan during an offering period, such participant may not resume participation until the next offering period. The participant may resume participation for any other offering period by delivering to the Corporation a new subscription agreement at least 10 days prior to the commencement of such offering period.

Upon a participant’s ceasing to be an employee, for any reason, he or she will be deemed to have elected to withdraw from this Plan and the payroll deductions credited to such participant’s account during the offering period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Article XVII hereof, and such participant’s option will be automatically terminated.

A participant’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Corporation.

ARTICLE XV

INTEREST

No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

ARTICLE XVI

STOCK

The Common Shares to be sold to participants under this Plan may, at the election of the Corporation, be either treasury shares or authorized but previously unissued Common Shares. The maximum number of Common Shares which shall be made available for sale under this Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Corporation as provided in Article XXII hereof. If on a given exercise date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under this Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

ARTICLE XVII

DESIGNATION OF BENEFICIARY

A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the date on which the option is exercised but prior to delivery to such participant of such shares or cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to exercise of the option.

Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Corporation shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

ARTICLE XVIII

USE OF FUNDS

All payroll deductions received or held by the Corporation under this Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such payroll deductions.

ARTICLE XIX

REPORTS

Individual records will be maintained for each participant in this Plan. Statements will be given to participating employees within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

ARTICLE XX

RIGHTS NOT TRANSFERABLE

Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and options are exercisable during the employee’s lifetime only by the employee.

ARTICLE XXI

ADMINISTRATIVE FEES

The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of this Plan, which shall in no event exceed the actual administrative costs of this Plan.

ARTICLE XXII

ADJUSTMENTS IN CASE OF CHANGES AFFECTING COMMON SHARES

SECTION 22.01 CHANGES IN CAPITALIZATION

Subject to any required action by the stockholders of the Corporation, the Reserves as well as the price per share of Common Shares covered by each option under this Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an option.

SECTION 22.02 DISSOLUTION OR LIQUIDATION

In the event of the proposed dissolution or liquidation of the Corporation, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

SECTION 22.03 MERGER OR ASSET SALE

In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation (each, a “Transaction”), each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding options and return to each participant the payroll deductions credited to such participant’s account or to provide for the offering period to end on a date prior to the consummation of the Transaction. For purposes of this paragraph, an option granted under this Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Shares for each share of Common Shares held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Shares in the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Shares covered by each outstanding option, in the event the Corporation effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Shares, and in the event of the Corporation being consolidated with or merged into any other corporation.

ARTICLE XXIII

TERM OF THE PLAN

SECTION 23.01 TERM OF THE PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Corporation. It shall continue in effect until the Plan is terminated pursuant to Article XXV.

SECTION 23.02 PLAN SUBJECT TO STOCKHOLDER APPROVAL

Notwithstanding the above, the Plan is expressly made subject to the approval of the stockholders of the Corporation within 12 months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. If the Plan is not so approved by the stockholders within 12 months before or after the date the Plan is adopted, this Plan shall not come into effect.

ARTICLE XXIV

AMENDMENT OF THE PLAN

The Board or Committee may at any time, or from time to time, amend this Plan in any respect, except that, to the extent necessary to comply with Section 423 of the Code and the regulations promulgated thereunder, the Corporation shall obtain the approval of the Corporation’s stockholders.

ARTICLE XXV

TERMINATION OF THE PLAN

This Plan and all rights of employees under any offering hereunder shall terminate on the earlier of: (1) the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase and (2) at any time at the discretion of the Board. If the number of shares so purchasable is greater than the shares remaining available, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Upon a termination of the Plan, except as otherwise provided in Section 21.03, the cash, if any, credited to each participant’s account shall be distributed to such participant as soon as practicable after the Plan terminates.

ARTICLE XXVI

GOVERNMENTAL REGULATIONS

The Corporation’s obligation to sell and deliver Common Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

ARTICLE XXVII

NOTICES

All notices or other communications by a participant to the Corporation under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

ARTICLE XXVIII

CONDITIONS UPON ISSUANCE OF SHARES

Common Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned applicable provisions of law.

ARTICLE XXIX

PLAN SHARES PURCHASES

Purchases of outstanding Common Shares may be made pursuant to and on behalf of this Plan, upon such terms as the Corporation may approve, for delivery under this Plan.

ARTICLE XXX

INTERNATIONAL PARTICIPANTS

To the extent permitted under Section 423 of the Code, without the amendment of this Plan, the Committee may provide for the participation in the Plan by employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the laws of other countries or jurisdictions in which the Corporation or any of its subsidiaries operates or has employees.